UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

FLAGSHIP GLOBAL HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

220 West 42nd Street, 23rd Floor, New York, NY	10036
_______________________________________________	____________
(Address of Principal Executive Offices)	(Zip Code)

___(212) 340-9100___

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Items.

On May 2, 2008, Flagship Global Health, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized the Company’s management to begin a process to explore strategic alternatives, including but not limited to the raising of capital through the sale of equity or debt securities, and the combination, sale or merger of the Company with another entity. The Company also announced that it has not paid the principal of two promissory notes, aggregating $650,000, due on April 23, 2008 and April 30, 2008, respectively, and that the maturity of a third promissory note in the principal amount of $400,000 and originally due on May 2, 2008 has been extended by consent of the holder to November 2, 2008.

The full text of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 8.01 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
99.1	Press release issued by Flagship Global Health, Inc., dated May 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSHIP GLOBAL HEALTH, INC.

By: /s/ John H. Flood III
Date: May 2, 2008	Name: John H. Flood III
Title: President and Chief Executive Officer

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Exhibit No.	Description
99.1	Press release issued by Flagship Global Health, Inc., dated May 2, 2008.